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                                                                     Exhibit 1.2
                                                                  EXECUTION COPY




                                U.S. $250,000,000
                               IOS CAPITAL, INC.
                              9.750% NOTES DUE 2004

                             UNDERWRITING AGREEMENT


                                                                   June 12, 2001


Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285-1200

Dear Sirs:

         IOS Capital, Inc., a Delaware corporation (the"Company"), confirms its
                                                        -------
agreement with you (the "Underwriter") with respect to the issuance and sale by
                         -----------
the Company to the Underwriter of an aggregate of U.S.$250,000,000 principal amount of its 9.750% Notes due 2004 (the "Securities"). The Securities are to be
                                          ----------
issued pursuant to an indenture, dated as of June 30, 1995, as amended and supplemented by a first supplemental indenture, dated as of June 4, 1997, and a second supplemental indenture, dated as of June 12, 2001 (collectively, the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (the
 ---------
"Trustee").
 -------

         As used in this Agreement, the term (i) "Basic Prospectus" means the
                                                  ----------------
prospectus contained in the Registration Statement at the Effective Date, as updated by the prospectus dated June 6, 2001 filed with the Commission in conjunction with a preliminary prospectus supplement dated June 6, 2001 pursuant to Rule 424(b)(5) under the Act on June 7, 2001; (ii) "Business Day" means any
                                                       ------------
day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City; (iii) "Effective Date" means each date and time that the
                      --------------
Registration Statement, any post-effective amendment or amendments thereto became or becomes effective; (iv) "Final Prospectus" means the prospectus
                                   ----------------
supplement to the Basic Prospectus relating to the Securities that was first filed pursuant to Rule 424(b) under the Act after the Execution Time, together with the Basic Prospectus; (v) "Preliminary Final Prospectus" means any
                                ----------------------------
preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus; and (vi) "Registration
                                                          ------------
Statement" means the registration statement no. 333-27141, including exhibits
---------
and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein filed under the Exchange Act; any reference herein to information that is "contained," "included" or "stated" in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus or other references of like import, shall be deemed to mean and include all information that is incorporated by reference in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference


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herein to the terms "amend," "amendment" or "supplement" with respect to the
Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act deemed to be incorporated therein by reference. For purposes of this Agreement, all references to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed (if so required pursuant to the Act) with the Commission pursuant to its Electronic Date Gathering, Analysis and Retrieval system ("EDGAR").
         -----


         SECTION 1. REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Underwriter as of the Execution Time and as of the Closing Date, as follows:

         (a) General. The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder (the "Act") and
                                                                    ---
has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement (File Number 333-27141) on Form S-3,
 ----------
including a related basic prospectus, for registration under the Act of the offering and sale of debt securities, which include the Securities. The Company may have filed one or more amendments thereto and one or more Preliminary Final Prospectuses, each of which has previously been furnished to the Underwriter. The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and any request on the part of the Commission for additional information has been complied with. The Basic Prospectus and each Preliminary Final Prospectus filed before the Execution Time complied when so filed in all material respects with the Act and was filed in the manner and within the time period required by Rule 424(b) under the Act. The Company will next file with the Commission the Final Prospectus in accordance with Rules 415 and 424(b) under the Act. As filed, the Final Prospectus shall contain all required information and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriter prior to the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time") or, to the extent not completed at the Execution Time,
      --------------
shall contain only such specific additional information and other changes (beyond those contained in the Preliminary Final Prospectus dated June 6, 2001) as the Company has advised the Underwriter, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a) (1) (x) under the Act. Each Preliminary Final Prospectus and the Final Prospectus delivered to the Underwriters for use in connection with the offering of the Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T under the Act.

         (b) Registration Statement, Prospectus and Indenture: Contents. On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) under the Act and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities


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Exchange Act of 1934, as amended, and the rules and regulations of the
Commission promulgated thereunder (the "Exchange Act") and the Trust Indenture
                                        ------------
Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Trust Indenture Act"); on the Effective Date and at
                             -------------------
the Execution Time, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act; and, on the date of any filing pursuant to Rule 424(b) under the Act and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; when any Preliminary Final Prospectus was first filed with the Commission and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Final Prospectus as amended or supplemented did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus (or any supplement thereto) or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus (or any supplement thereto) or the Final Prospectus (or any supplement thereto).

         (c) No Defaults. Each of the Company and the Subsidiaries is not in violation of its corporate charter or by-laws (or equivalent documents) or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and the Subsidiaries taken as a whole; the execution, delivery and performance of this Agreement, the Indenture, the Securities, the Support Agreement, dated October 22, 1996 (the "1996 Support Agreement") between the Company and IKON Office Solutions, Inc.
 ----------------------
("IKON"), and compliance by the Company with the provisions of the Securities
  ----
and the Indenture have been duly authorized by all necessary corporate action and will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any Subsidiary pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws (or equivalent documents) of the Company or any Subsidiary, or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, the Subsidiaries or their respective properties.

         (d) Material Changes or Material Transactions. Except as described in the Registration Statement and the Final Prospectus, (i) there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries taken as a whole, and (ii) there has been no material transaction entered into by the Company or any Subsidiary other than those in the ordinary course of business.





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         (e) Accountants. PricewaterhouseCoopers, LLP, whose report appears in the Company's Annual Report on Form 10-K which is incorporated by reference in the Registration Statement and the Final Prospectus, are and, during the period covered by their report, were independent public accountants as required by the Act. Ernst & Young LLP, whose report appears in the Company's Annual Report on Form 10-K which is incorporated by reference in the Registration Statement and the Final Prospectus, were, during the periods covered by their report, independent public accountants with respect to the Company as required by the Act.

         (f) Validity of the Indenture and the Securities. (i) The Indenture has been duly authorized, executed and delivered by the Company and the Trustee, and has been duly qualified under the Trust Indenture Act, and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms; (ii) the Securities are in a form contemplated by the Indenture and have been duly authorized for issuance and sale pursuant to this Agreement and, when executed, authenticated, delivered and paid for as provided in this Agreement and in the Indenture, the Securities will be validly issued and outstanding, and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms and the terms of the Indenture; and (iii) the Securities and the Indenture conform to the descriptions thereof contained in the Registration Statement and the Final Prospectus. The validity, enforceability and legally binding nature of the Indenture and the Securities are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (g) Due Incorporation and Qualification. The Company and each subsidiary or other entity controlled directly or indirectly by the Company (collectively, the "Subsidiaries"), has been duly incorporated or constituted
                    ------------
(as applicable), is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation (as applicable), is duly qualified to do business and in good standing as a foreign corporation or business entity (as applicable) in each jurisdiction in which its ownership of properties or the conduct of its businesses requires such qualification (except where the failure to obtain such qualification would not have a material adverse effect on the Company and the Subsidiaries taken as a whole), and has the power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged, as and to the extent described in the Final Prospectus.

         (h) Validity of the Support Agreement. (i) The 1996 Support Agreement between the Company and IKON has been duly authorized, executed and delivered by each of the Company and IKON and constitutes the valid and legally binding obligation of the Company and IKON, enforceable in accordance with its terms; and (ii) such agreement conforms to the description thereof contained in the Registration Statement and the Final Prospectus. The validity, enforceability and legally binding nature of such agreement is subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.





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         (i) Ownership of Property. Each of the Company and the Subsidiaries
owns, or has valid rights to use, all items of real and personal property which are material to the business of the Company and the Subsidiaries, free and clear of all liens, encumbrances and claims which may materially interfere with the business, properties, financial condition or results of operations of the Company and the Subsidiaries taken as a whole.

         (j) Legal Proceedings. Except as disclosed in the Registration Statement and in the Final Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which might result in any material adverse change in the condition (financial or other), results of operations, business, property, or prospects of the Company and the Subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement and the Final Prospectus.

         (k) Financial Statements. The audited financial statements of the Company and its subsidiaries (and the notes related thereto), incorporated by reference in the Registration Statement and the Final Prospectus present fairly the financial condition, results of operations, changes in shareholder's equity and cash flows of the entities purported to be shown thereby in conformity with generally accepted accounting principles, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the period or periods involved; and the supporting schedules, if applicable, incorporated by reference in the Registration Statement and the Final Prospectus present fairly the information required to be stated therein. The unaudited financial statements of the Company and its subsidiaries (and the notes related thereto), incorporated by reference in the Registration Statement and the Final Prospectus present fairly the financial position of the Company and its subsidiaries at the dates and for the periods indicated in conformity with generally accepted accounting principles (except for the absence of notes) applied on a consistent basis throughout the periods shown, subject to normally recurring changes, and prepared in accordance with the instructions to Form 10-Q under the Exchange Act. The summary financial data of the Company and its subsidiaries included in the Final Prospectus presents fairly the information shown therein as of the respective dates and for the respective periods specified and the summary financial data has been presented on a basis consistent with the financial statements incorporated by reference in the Registration Statement and in the Final Prospectus and other financial information. The financial data of IKON and its subsidiaries incorporated by reference in the Registration Statement presents fairly the information shown therein as of the respective dates and for the respective periods specified therein.

         (l) Documents Incorporated by Reference. The documents incorporated by reference in the Registration Statement and the Final Prospectus have been prepared by the Company in conformity with the applicable requirements of the Act and the Exchange Act, and none of such documents contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such documents have been timely filed as required thereby.

         (m) Exhibits to Registration Statement. There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act, or which are required to be filed as exhibits to any document incorporated by reference in the Final Prospectus by the Exchange Act, which have not been filed as exhibits to the Registration Statement or to such



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document or incorporated therein by reference as permitted by the Act or the
Exchange Act, as the case may be.

         (n) Licenses, Approvals and Consents. Each of the Company and the Subsidiaries has all licenses, approvals and consents for the conduct of its business the failure of which to have would have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries taken as a whole. No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and the filing of the Final Prospectus pursuant to Rule 424(b) under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Securities as contemplated by this Agreement.

         (o) Investment Company Act. The Company is not required to register under the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and no action need be taken with respect to or under
 ----------------------
the Investment Company Act by reason of the issuance of the Securities by the Company.

         (p) Rating. The Securities have been rated by a "nationally recognized statistical rating agency" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act), including one or both of Moody's Investor Services, Inc. and Standard & Poor's Corporation.

         (q) Doing Business with Cuba. The Company is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the
                          ----------
information reported in the Final Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

         (r) True and Complete Documents. The certificates delivered pursuant to
Section 5(g) hereof and all other documents delivered by the Company or its representatives in connection with the issuance and sale of the Securities were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, true and complete in all material respects. Any certificate signed by an officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Underwriter.


         SECTION 2. PURCHASE AND SALE

         (a) General. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell the Securities to the Underwriter, and the Underwriter agrees to purchase the Securities from the Company, at a purchase price of 98.366%



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of the principal amount thereof, plus accrued interest, if any, from June 15,
2001 to the Closing Date (the "Purchase Price").
                               --------------

         (b) Delivery and Payment. Delivery of and payment for the Securities shall be made on June 15, 2001, 9:00 am, New York City time, or at such time on such later date not more than three Business Days after the foregoing date as the Underwriter shall designate, which date and time may be postponed by agreement between the Underwriter and the Company (such date and time of delivery and payment for the Securities being herein called the "Closing Date").
                                                                 ------------
Delivery of the Securities shall be made to the Underwriter against payment by the Underwriter of the Purchase Price to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. The documents required to be delivered at closing pursuant to the terms of this Agreement shall be delivered at the offices of Sullivan & Cromwell, counsel to the Underwriter, at 125 Broad Street, New York, New York 10004, on the Closing Date. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Underwriter shall otherwise instruct.

         (c) Offering by Underwriter. It is understood that the Underwriter proposes to offer the Securities for sale to the public as set forth in the Final Prospectus.


         SECTION 3. COVENANTS OF THE COMPANY

         The Company covenants and agrees:

         (a) Delivery of Signed Registration Statement. To furnish promptly to the Underwriter and to counsel to the Underwriter a signed photostatic copy of the Registration Statement as originally filed and each amendment or supplement thereto.

         (b) Delivery of Other Documents. To deliver promptly to the Underwriter, and in such number as it may request, each of the following documents: (i) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture, this Agreement and such other exhibits that the Underwriter may request) and each amendment thereto, (ii) each Preliminary Final Prospectus,
(iii) the Final Prospectus and (iv) any documents incorporated by reference in either the Preliminary Final Prospectus or the Final Prospectus.

         (c) Revisions to Final Prospectus - Material Changes. If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act, to (1) notify the Underwriter promptly, in writing, of such event, (2) prepare and file with the Commission, subject to the second sentence of Section 3(d) hereof, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to the Underwriter in such quantities as the Underwriter may request.


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         (d) Commission Filings. (i) To timely file with the Commission during any period when a prospectus relating to the Securities is required to be delivered under the Act, all documents (and any amendments to previously filed documents) required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act in the form and in the manner, and within the time period, prescribed by the Act and will provide evidence satisfactory to the Underwriter of such timely filing.

         (e) Notice to Underwriter of Certain Events. To advise the Underwriter immediately (i) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) under the Act, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request or proposed request by the Commission, whether written or oral, for an amendment or supplement to the Registration Statement, to any Preliminary Final Prospectus, to the Final Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information and the Company will afford the Underwriter a reasonable opportunity to comment on any such proposed amendment or supplement, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order directed to any Preliminary Final Prospectus, to the Final Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in any of the foregoing, (v) of receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, (vi) of any downgrading in the rating of the Securities or any other debt securities of the Company, or any proposal to downgrade the rating of the Securities or any other debt securities of the Company, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating) as soon as the Company learns of any such downgrading, proposal to downgrade or public announcement and (vii) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement, any Preliminary Final Prospectus or the Final Prospectus or which requires the making of a change in the Registration Statement, any Preliminary Final Prospectus or the Final Prospectus in order to make any material statement therein not misleading.

         (f) Stop Orders. If, during any period when a prospectus relating to the Securities is required to be delivered under the Act, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time.

         (g) Earnings Statements. To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the


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Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Act (including, at the option of the Company, Rule 158 under the Act).

         (h) Copies of Reports, Releases and Financial Statements. So long as any of the Securities are outstanding, to furnish to the Underwriter, not later than the time the Company makes the same available to others, copies of all public reports or releases and all reports and financial statements furnished by the Company to any securities exchange on which the Securities are listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act.

         (i) Blue Sky Qualifications. To endeavor, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriter may designate, and to maintain such qualifications in effect for as long as may be required for the distribution of the Securities; and to file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

         (j) Holdback. Without the prior written consent of the Underwriter, not to offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of any of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction for 90 days from the date of this Agreement.

         (k) Stabilization. Not to take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of the Securities.


         SECTION 4. PAYMENT OF EXPENSES

         The Company will pay:

                         (i) the costs incident to the authorization, issuance, sale, authentication, transfer and delivery of the Securities and any taxes payable in that connection;

                         (ii) the costs incident to the preparation, printing (or reproducing) and filing of the Registration Statement and any amendments and exhibits thereto, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus and any amendment or supplement to any Preliminary Final Prospectus or to the Final Prospectus and to the preparation of this Agreement and the Indenture;



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                        (iii) the costs of mailing and delivering such copies of
         the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Basic Prospectus, any Preliminary Final
         Prospectus, the Final Prospectus and any amendment or supplement to any Preliminary Final Prospectus or to the Final Prospectus as may, in each case, be requested for use in connection with the offering and sale of the Securities;

                        (iv) the costs of printing (or reproducing) and distributing this Agreement and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities;

                         (v) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in
         Section 3(i) of this Agreement and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related reasonable fees and expenses of counsel to the Underwriter);

                         (vi) any fees charged by rating agencies for rating the Securities;

                         (vii)  the cost of preparing the Securities;

                         (viii) the cost and charges of any transfer agent, registrar or paying agent;

                         (ix) the fees and expenses of the Trustee and the fees and disbursements of counsel for the Trustee;

                         (x) the fees and disbursements of counsel and accountants to the Company;

                         (xi) the costs of any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees);

                         (xii) the expenses incurred by or on behalf of any of the Company's representatives in connection with presentations to prospective purchasers of the Securities;

                         (xiii) the fees and disbursements of counsel to the Underwriter; and

                         (xiv) all other costs and expenses incident to the performance of the obligations of the Company hereunder. In addition, if the sale of the Securities provided for in this Agreement is not consummated because any condition to the obligations of the Underwriter set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof applicable to it other than by reason of a default by the Underwriter, the Company agrees to reimburse the Underwriter on demand for all out-of-pocket expenses that shall have been incurred by the Underwriter in connection with the proposed purchase and sale of the Securities.






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         SECTION 5. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITER

         The obligation of the Underwriter to purchase the Securities is subject to each of the following terms and conditions:

         (a) Registration Statement and Prospectuses. The Final Prospectus, as amended or supplemented, shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any part thereof nor any order directed to any document incorporated by reference in any Preliminary Final Prospectus or the Final Prospectus shall have been issued and no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made to the accuracy or adequacy of any document incorporated by reference in any Preliminary Final Prospectus or the Final Prospectus; any request of the Commission, whether written or oral, for inclusion of additional information in the Registration Statement, any Preliminary Final Prospectus or the Final Prospectus or otherwise shall have been complied with; and the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement, any Preliminary Final Prospectus or the Final Prospectus (or any document incorporated by reference therein) without the consent of the Underwriter.

         (b) No Suspension of Sale of the Securities. No order suspending the sale of the Securities in any jurisdiction designated by the Underwriter pursuant to Section 3(i) hereof shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

         (c) No Material Omissions or Untrue Statements. The Underwriter shall not have discovered and disclosed to the Company that the Registration Statement, any Preliminary Final Prospectus or the Final Prospectus contains an untrue statement of a fact which, in the opinion of counsel for the Underwriter, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (d) Representations and Warranties. The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to the terms of this Agreement shall be true and correct when made and on and as of the Closing Date as if made on the Closing Date. The Company shall have performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it on or before such Closing Date.

         (e) Legal Matters Satisfactory to Counsel. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Indenture, the Registration Statement, any Preliminary Final Prospectus, the Final Prospectus (other than financial statements and other financial data) and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriter and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.






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         (f) Opinion of Company Counsel. At the Closing Date, the Underwriter
shall have received the opinion, addressed to the Underwriter and dated the Closing Date, of Don Liu, General Counsel of IKON, in form and substance satisfactory to the Underwriter and its counsel, to the effect that:

                         (i) The Company and each of the Subsidiaries has been duly incorporated or constituted (as applicable) and is validly existing and in good standing under the laws of its jurisdiction of incorporation or formation (as applicable), is duly qualified to do business and in good standing as a foreign corporation or business entity (as applicable) in all jurisdictions in which its ownership of properties or the conduct of its businesses requires such qualification (except where the failure to so qualify would not have a material adverse effect on the Company and the Subsidiaries taken as a whole), and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged, as described in the Final Prospectus;

                         (ii) Such counsel has no reason to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Final Prospectus, as of its issue date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, it being understood that such counsel need express no opinion as to the financial statements or other financial information contained or incorporated therein or omitted therefrom, or the Form T-1 that is an exhibit to the Registration Statement;

                         (iii) Such counsel does not know, after reasonable investigation, of any litigation or any governmental proceeding pending or threatened against the Company or any Subsidiary which would affect the subject matter of this Agreement or is required to be disclosed in the Registration Statement and the Final Prospectus which is not disclosed and correctly summarized therein;

                         (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the sale of the Securities as contemplated by this Agreement;

                         (v) Such counsel does not know, after reasonable investigation, of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act, or which are required to be filed pursuant to the Exchange Act as exhibits to any document incorporated by reference in the Final Prospectus, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Act or the Exchange Act;

                         (vi) To the best of such counsel's knowledge, each of the Company and the Subsidiaries is not in violation of its corporate charter or by-laws (or equivalent documents), or in default (except where such default would not have a material adverse effect upon the

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         Company and the Subsidiaries taken as a whole) under any agreement, indenture or instrument;

                       (vii) The execution, delivery and performance of this Agreement, the 1996 Support Agreement and compliance by the Company with the provisions of the Securities and the Indenture did not and will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the corporate charter or by-laws (or equivalent documents) of the Company or any Subsidiary (as in effect on the date of such opinion) or any order, rule or regulation (also as in effect on the date of such opinion) of any court or governmental agency having jurisdiction over any of the Company, the Subsidiaries or their respective properties;

                       (viii) The Indenture has been duly authorized by the Company, duly executed and delivered by the Company and the Trustee and duly qualified under the Trust Indenture Act and is a valid and legally binding obligation of the Company enforceable in accordance with its terms;

                       (ix) The Securities are in a form contemplated by the Indenture and have been duly authorized by all necessary corporate action and, when the Securities have been duly executed and authenticated as specified in the Indenture and delivered against payment therefor in accordance with this Agreement, the Securities will be legal, valid and binding obligations of the Company enforceable in accordance with their terms, and entitled to the benefits of the Indenture;

                       (x) The Securities and the Indenture conform to the statements concerning each of them in the Registration Statement and the Final Prospectus;

                       (xi) The 1996 Support Agreement has been duly authorized, executed and delivered by each of the Company and IKON and constitutes the valid and legally binding obligation of the Company and IKON, enforceable in accordance with its terms; and (ii) such agreement conforms to the description thereof contained in the Registration Statement and the Final Prospectus;

                       (xii) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission. Any required filings of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) under the Act have been made in the form and in the manner and within the time period required by Rule 424(b) under the Act;

                       (xiii) To the knowledge of such counsel, after reasonable investigation, no order directed to any document incorporated by reference in the Registration Statement and the Final Prospectus has been issued and no challenge has been made to the accuracy or adequacy of any such document; and such counsel has no reason to believe that any of such

                                      -13-
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         documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading;

                       (xiv) The Registration Statement and the Final Prospectus (except that no opinion need be expressed as to the financial statements and other financial data contained therein or the Form T-1 that is an exhibit to the Registration Statement) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the documents incorporated by reference in the Final Prospectus (except that no opinion need be expressed as to the financial statements and other financial data contained therein) comply as to form in all material respects with the applicable requirements of the Exchange Act;

                       (xv) The statements made in the Final Prospectus under the captions "Description of Debt Securities" and "Description of Notes," insofar as they purport to summarize the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by Form S-3 under the Act;

                       (xvi) The Company has the corporate power and authority necessary to execute and deliver this Agreement and to perform its obligations (including the sale and delivery of the Securities under this Agreement) hereunder; and this Agreement has been duly authorized, executed and delivered by the Company; and

                       (xvii) The Company is not required to register under the provisions of the Investment Company Act, and no action need be taken with respect to or under the Investment Company Act by reason of the issuance of the Securities by the Company.

         The opinions set forth in paragraphs (viii), (ix) and (xi) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (g) Officers' Certificate. The Company shall have furnished to the Underwriter on the Closing Date a certificate, dated the Closing Date, of its President or a Vice President and its Treasurer or an Assistant Treasurer stating that:

                       (i) The representations and warranties of the Company contained herein were true and correct when made and are true and correct on and as of the Closing Date as if made on the Closing Date; the Company has performed all covenants and complied with all its agreements contained herein and satisfied all the conditions contained herein required to be performed or satisfied by it on or before the Closing Date; and

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                        (ii) They have carefully examined the Registration
         Statement and the Final Prospectus and, in their opinion, (A) the Registration Statement, as of the Effective Date and the Execution Time, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) on the date of any filing pursuant to Rule 424(b) under the Act and on the Closing Date, the Final Prospectus did and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (h) Accountants' Letter. (i) The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Underwriter, at the Execution Time and at the Closing Date, letters addressed to the Underwriter and dated, respectively, as of the Execution Time and as of the Closing Date, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72, in form and substance reasonably satisfactory to the Underwriter, confirming that they are independent certified public accountants of IKON and the Company within the meaning of the Act and the Exchange Act, stating in effect that:

                        (A) In their opinion, the financial statements and financial statement schedules incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act;

                        (B) They have performed a review of any unaudited financial statements incorporated by reference in the Registration Statement and the Final Prospectus in accordance with standards established by the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 71;

                        (C) On the basis of the review referred to in (B) above and a reading of the latest available interim financial statements of the Company and its subsidiaries, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                           (1) the unaudited financial statements incorporated
                  by reference in the Registration Statement and in the Final Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated by reference in the Registration Statement and the Final Prospectus;

                           (2) the unaudited capsule information, if any,
                  included or incorporated by reference in the Registration Statement and the Final Prospectus does not agree with the amounts set forth in the unaudited financial statements from which it was

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                  derived or was not determined on a basis substantially
                  consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

                           (3) at the date of the latest available balance sheet
                  read by such accountants, or at a subsequent specified date not more than one day prior to the Closing Date, there was any change in the capital stock, short-term indebtedness or long-term debt of the Company or, at the date of the latest available balance sheet read by such accountants, there was any decrease in net current assets or stockholder's equity as compared with amounts shown on the latest balance sheet incorporated by reference in the Registration Statement and the Final Prospectus; or

                           (4) for the period from the date of the latest income
                  statement incorporated by reference in the Registration Statement and the Final Prospectus to the closing date of the latest available income statement read by such accountants, there were any decreases, as compared with the corresponding period of the previous year in revenues, income before income taxes and cumulative effect of accounting change, or net income, or in the ratio of earnings to fixed charges;

         except in all cases set forth in clauses (3) and (4) above for changes, increases or decreases which the Registration Statement and the Final Prospectus disclose have occurred; and

                        (D) They have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement and the Final Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of IKON or the Company, subject to the internal controls of IKON's or the Company's accounting system, as applicable, or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  (ii) The Company shall have requested and caused Ernst & Young LLP to have furnished to the Underwriter, at the Execution Time and at the Closing Date, letters addressed to the Underwriter and dated, respectively, as of the Execution Time and as of the Closing Date, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72, in form and substance reasonably satisfactory to the Underwriter, (1) confirming that they were independent certified public accountants of IKON and the Company within the meaning of the Act and the Exchange Act until September 30, 1999, and (2) stating in effect that, in their opinion, the financial statements and financial statement schedules incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act.

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         (i) The Underwriter shall have received from Sullivan & Cromwell, counsel to the Underwriter, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

         (j) Additional Conditions. Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have occurred: (i) any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, shareholder's equity, business, properties, condition (financial or otherwise), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, which in the opinion of the Underwriter materially impairs the investment quality of the Securities; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market or the establishment of minimum prices on such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (iii) a general moratorium on commercial banking activities declared by Federal or New York State authorities; (iv) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (v) any outbreak or escalation of major hostilities in which the United States of America (the "United States") is
                                                        -------------
involved, any declaration of war by Congress or any other substantial national calamity or emergency; or (vi) any material adverse change in the existing financial, political or economic conditions in the United States, including any effect of international conditions on the financial markets in the United States, that in the sole judgment of the Underwriter, makes it impracticable or inadvisable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated herein.

         (k) Other Information and Documentation. Prior to the Closing Date, the Company shall have furnished to the Underwriter, such further information, certificates and documents as the Underwriter or counsel to the Underwriter may reasonably request.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in the form and substance satisfactory to counsel for the Underwriter.


         SECTION 6. INDEMNIFICATION AND CONTRIBUTION

         (a) Indemnification of Underwriter. The Company shall indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Act or the Exchange Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to

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which they or any of them may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action in respect thereof arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, or in any amendment thereof or supplement thereto, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such indemnified party for any legal and other expenses reasonably incurred by each such indemnified party in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Form T-1 or made in the Registration Statement, the Basic
Prospectus, any Preliminary Final Prospectus, the Final Prospectus, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein; provided further, that as to any Preliminary Final Prospectus, this indemnity agreement shall not inure to the benefit of the Underwriter on account of any loss, claim, damage, liability or action arising from the sale of the Securities to any person by the Underwriter if the Underwriter failed to send or give a copy of the Final Prospectus to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Final Prospectus was corrected in the Final Prospectus, unless such failure resulted from non-compliance by the Company with Section 3(b). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Underwriter, the directors, officers, employees and agents of the Underwriter and any person who controls the Underwriter within the meaning of either the Act or the Exchange Act.

         (b) Indemnification of the Company. The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and any person who controls the Company within the meaning of the Act or the Exchange Act and any person nominated to become a director of the Company who signed a consent filed with the Registration Statement from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which they or any of them may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action in respect thereof arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, or in any amendment thereof or supplement thereto, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, and shall reimburse the Company or any such director, officer or controlling person for any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability

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or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Company, the directors, the officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of either the Act or the Exchange Act, and any person nominated to become a director of the Company who signed a consent filed with the Registration Statement.

         (c) Notice. Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of action; provided, however, that the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel to represent the Underwriter in respect of any liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Company under this Section 6 if, in the reasonable judgment of the Underwriter, it is advisable for the Underwriter to be represented by separate counsel, and in that event the fees and expenses of such counsel shall be paid by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) Contribution. If the indemnification provided for in this Section 6 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the

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other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other with respect to the offering of Securities shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bears to the total underwriting discounts and commissions (as set forth on the cover page of the Final Prospectus) received by the Underwriter with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this
Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Underwriter shall not be required to contribute any amount in excess of the total compensation received by the Underwriter pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         SECTION 8. REPRESENTATIONS, WARRANTIES AND OBLIGATIONS TO SURVIVE DELIVERY

         The respective agreements, representations, warranties, indemnities and other statements of the Company, its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 6 hereof, and will survive delivery of and payment for the Securities.

         SECTION 9. TERMINATION

         If any of the conditions specified in Section 5 of this Agreement shall not have been satisfied when and as provided in this Agreement, or if any of the opinions and certificates mentioned in such Section 5 or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled by the Underwriter at, or at any time prior to, delivery of and payment for the Securities. Notice of such cancellation shall be given to the Company in the manner provided in Section 10 hereof. The provisions of Sections 4 and 7 hereof shall survive any termination of this Agreement.

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                                                                  EXECUTION COPY


         SECTION 10. NOTICES

         All communications hereunder shall be in writing and effective only on receipt. If sent to the Underwriter, any such communications will be mailed, delivered or telefaxed to: Lehman Brothers Inc. Debt Capital Markets, Consumer Products Group (fax no.: (212) 526-1553) and confirmed to: Debt Capital Markets, Consumer Products Group, Lehman Brothers, Inc., at 3 World Financial Center, New York, New York, 10285-1200. Communications sent to the Company will be mailed, delivered or telefaxed to IOS Capital, Inc. Treasury Department (fax no.: (610) 408-7022), c/o IKON Office Solutions, Inc., and confirmed to IOS Capital, Inc., c/o IKON Office Solutions, Inc. P.O. Box 834, Valley Forge, PA 19482, Attention:
Treasury Department.


         SECTION 11. BINDING EFFECT; BENEFITS

         This Agreement shall be binding upon the Underwriter, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act, and
(b) the indemnity agreement of the Underwriter contained in Section 6 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement, any person controlling the Company and any person nominated to become a director of the Company who has signed a consent filed with the Registration Statement. Nothing in this Agreement is intended or shall be construed to give any persons other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.


         SECTION 12. GOVERNING LAW; COUNTERPARTS

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS AND THE EXECUTED COUNTERPARTS SHALL TOGETHER CONSTITUTE A SINGLE INSTRUMENT.


         SECTION 13. PARAGRAPH HEADINGS

         The paragraph headings used in this Agreement are for convenience of reference only, and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

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                                                                  EXECUTION COPY


         If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

                                                  Very truly yours,

                                                  IOS CAPITAL, INC.


                                                  By:_________________________
                                                        Name:
                                                        Title:


CONFIRMED AND ACCEPTED as of the date first above written:

By: LEHMAN BROTHERS INC.


By: /s/ Rick Rieder
   ---------------------
    Name:  Rick Rieder
    Title: Managing Director

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                                                                  EXECUTION COPY


         If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

                                                  Very truly yours,

                                                  IOS CAPITAL, INC.


                                                  By:/s/ J. F. Quinn
                                                     ----------------------
                                                       Name:  J. F. Quinn
                                                       Title: Treasurer


CONFIRMED AND ACCEPTED as of the date first above written:

By: LEHMAN BROTHERS INC.


By:__________________________
     Name:
     Title:

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